UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 9, 2011

ILLINOIS TOOL WORKS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3600 West Lake Avenue, Glenview, Illinois		60026-1215
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-724-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The forms of grant for stock options, restricted stock units, or RSUs, performance restricted stock units, or PRSUs, and the Company-wide Growth Plan, or CGP, were amended to update the language of the forms to reflect amendments to the Illinois Tool Works Inc. Long-term Incentive Plan (formerly the Illinois Tool Works Inc. 2006 Stock Incentive Plan). In addition to changing the name of the Plan, the language in the forms requiring adjustments to the number of shares and/or option price upon certain changes in capital structure has been amended, the language regarding forfeiture upon certain actions of the participant has been amended, and the name of the PRSU grant has been changed to Performance Restricted Stock Unit from Qualifying Restricted Stock Unit.

The forms of stock option, RSU, PRSU and CGP awards are included as exhibits to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS TOOL WORKS INC.

February 9, 2011	By:	James H. Wooten, Jr.

Name: James H. Wooten, Jr.
Title: Senior Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Terms of Option Grant Pursuant to the Illinois Tool Works Inc. 2011 Long-Term Incentive Plan
99.2	Terms of Restricted Stock Unit Grant Pursuant to the Illinois Tool Works Inc. 2011 Long-Term Incentive Plan
99.3	Terms of Performance Restricted Stock Unit Grant Pursuant to the Illinois Tool Works Inc. 2011 Long-Term Incentive Plan
99.4	Terms of Company-wide Growth Plan Grant Pursuant to the Illinois Tool Works Inc. 2011 Long-Term Incentive Plan